UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2023

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9205 West Russell Road, Ste 400
Las Vegas, NV 89148
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AX	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Axos Financial, Inc. (the “Company”) held its annual meeting of stockholders on November 9, 2023 (the “Annual Meeting”). As of September 12, 2023, the record date for the Annual Meeting, 59,066,235 shares of the Company’s common stock were eligible to vote. There were a total of 52,183,787 shares present at the Annual Meeting (88.35% of the eligible shares to vote), constituting a quorum.

Set forth below are the final vote tabulations for each of the matters submitted to a vote of the stockholders, including the votes for and against, and any abstentions or broker non-votes.

The first proposal was the election of the following Class I directors with terms expiring in 2026: Tamara N. Bohlig, Nicholas A. Mosich, and Edward J. Ratinoff.

	For	Withheld	Broker Non-Votes
Tamara N. Bohlig	30,628,593	14,882,395	6,672,799
Nicholas A. Mosich	30,033,019	15,477,969	6,672,799
Edward J. Ratinoff	26,870,848	18,640,140	6,672,799

The second proposal was to approve in a non-binding and advisory vote, the compensation of the Company’s Named Executive Officers for fiscal year 2023 as disclosed in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
24,553,820	20,898,266	58,902	6,672,799

The third proposal was to recommend, in a non-binding and advisory vote, whether future non-binding and advisory stockholder votes on executive compensation should occur every year, every two years, or every three years.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
37,616,634	345,436	7,520,866	28,052	6,672,799

With respect to the frequency of holding future advisory votes to approve the compensation of the Company’s named executive officers, considering the strong support for an annual advisory vote as reflected in the voting results and the Company’s past practice of holding annual advisory votes, the Company has determined that it will continue to hold advisory votes to approve the compensation of the Company’s named executive officers annually until the matter is again submitted to the Company’s stockholders for a vote.

The fourth proposal was to approve the Amended and Restated 2014 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
28,890,745	16,559,081	61,162	6,672,799

The fifth proposal was the ratification of the appointment of BDO USA, P.A. as the Company’s independent public accounting firm for fiscal year 2024.

For	Against	Abstain	Broker Non-Votes
51,809,672	346,172	27,943	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	November 13, 2023	By:	/s/ Derrick K. Walsh
Derrick K. Walsh
EVP and Chief Financial Officer